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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 3, 2004
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
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
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920-2717
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 474-6700
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1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico  00920-2717
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(Former address)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c) Exhibits

    99.1         Doral Financial Corporation press release dated February 3,
2004.



ITEM 9.  REGULATION FD DISCLOSURE

         On February 3, 2004, Doral Financial Corporation issued a press release announcing that the Registration Statement on Form S-3 relating to the resale of its 4.75% Perpetual Cumulative Convertible Preferred Stock, and the underlying common stock issuable upon conversion of the preferred stock, by the selling securityholders named therein had been declared effective by the Securities and Exchange Commission. A copy of the press release is attached hereto as an Exhibit (99.1).

         Doral Financial does not intend for this Item 9 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Ricardo Melendez
                                                 -------------------------------
                                                       Ricardo Melendez
                                                   Executive Vice President
                                                  and Chief Financial Officer


Date: February 5, 2004



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